Exhibit 10.2

Comerica

Request for Letter of Credit Amendment

(MT 707)

Date May 22, 2008

International Trade Services Dept.

Comerica Bank

Northern CA: 201 Spear St., Suite 200 San Francisco, CA 94105

Southern CA: 9920 South La Cienga Blvd., 11th Floor Inglewood, CA 90301

FOR BANK USE ONLY

31C Date of issuance of letter of credit

30 Date of issuance of this amendment

20 Please amend Irrevocable Letter of Credit No. SBLC# 030379-40

Deliver by: Mail to: Ben. App. Other Cable/Telex Courier to: Ben. App. Other

59 In favor of

NAME OF BENEFICIARY

Amend as follows:

32B Amount is increased by $ (foreign currency)

33B Amount is decreased by $ (foreign currency)

34B New amount after amendment §

31E Latest negotiation/expiration date is extended to

79 Latest shipping date is extended to

Other instructions Please cancel the above standby LC# SBL # 630379-40 issued to Core Mills

All other terms and conditions of this credit remain unchanged. It is understood that this amendment is subject to acceptance by the beneficiary and also to the Application and Agreement pertaining to this letter of credit. The undersigned applicant warrants that no shipment involved in this amendment is in violation of U.S. Treasury Foreign Assets Control or Cuban Assets Control Regulations.

Yours very truly,

Cygne Designs, Inc.

NAME OF APPLICANT

AUTHORIZED SIGNATURE TITLE

Niomi Custodio - Corp. Controller

AUTHORIZED SIGNATURE TITLE

CONTACT NAME

(323) 201-0950 Ext. 220

TELEPHONE NUMBER

FOR USE BY AFFILIATE OR CORRESPONDENT BANK ONLY

APPROVED:

NAME OF APPLICANT’S BANK

By:

Its: VP

OFFICIAL TITLE

TELEPHONE NUMBER

PLEASE NOTE: The above must be executed if the letter of credit was directed through an affiliate or correspondent bank of Comerica Bank.

07/01/2003